Loans and Advances to Customers	12 Months Ended
Dec. 31, 2017
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Loans and Advances to Customers

15. LOANS AND ADVANCES TO CUSTOMERS

	Group
	2017 £m	2016 £m
Loans secured on residential properties	155,355	154,727
Corporate loans	31,006	31,978
Finance leases	6,710	6,730
Secured advances	–	10
Other unsecured loans	6,230	6,165
Amounts due from fellow Banco Santander subsidiaries and joint ventures	1,199	1,112
Amounts due from Santander UK Group Holdings plc	8	5
Loans and advances to customers	200,508	200,727
Impairment loss allowances	(940)	(921)
Residual value and voluntary termination provisions(1)	(78)	(68)
Net loans and advances to customers	199,490	199,738

(1)	In the first half of 2017, we reclassified our provisions for residual value and voluntary termination from the consumer finance impairment loss allowance. In order to facilitate comparison with the current period, prior year comparatives were amended.

Movement in impairment loss allowances:

	Group
	Loans secured on residential properties £m	Corporate loans £m	Finance leases £m	Other unsecured loans £m	Total £m
At 1 January 2017	279	382	45	215	921
(Release)/charge to the income statement	(37)	172	20	102	257
Write-offs and other items(1)	(17)	(64)	(19)	(138)	(238)
At 31 December 2017	225	490	46	179	940
Of which:
– Observed	105	433	12	59	609
– Incurred but not yet observed	120	57	34	120	331
	225	490	46	179	940

Recoveries, net of collection costs	3	1	6	44	54

At 1 January 2016	424	395	20	269	1,108
(Release)/charge to the income statement	(116)	59	47	142	132
Write-offs and other items(1)	(29)	(72)	(22)	(196)	(319)
At 31 December 2016	279	382	45	215	921
Of which:
– Observed	130	287	13	73	503
– Incurred but not yet observed	149	95	32	142	418
	279	382	45	215	921

Recoveries, net of collection costs	4	3	2	56	65

(1)	Mortgage write-offs exclude the effect of the unwind over time of the discounting in estimating losses, as described in the accounting policy ‘Impairment of financial assets’ in Note 1. Mortgage write-offs including this effect were £22m (2016: £33m, 2015: £40m).

Finance lease and hire purchase contract receivables may be analysed as follows:

						Group
	2017			2016
	Gross investment £m	Unearned finance income £m	Net investment £m	Gross investment £m	Unearned finance income £m	Net investment £m
Not later than one year	3,633	(177)	3,456	3,047	(183)	2,864
Later than one year and not later than five years	3,316	(226)	3,090	3,906	(236)	3,670
Later than five years	214	(50)	164	264	(68)	196
	7,163	(453)	6,710	7,217	(487)	6,730

The Santander UK group enters into finance leasing arrangements primarily for the financing of motor vehicles and a range of assets to its corporate customers. Included in the carrying value of net investment in finance leases and hire purchase contracts is £886m (2016: £748m) of unguaranteed residual value at the end of the current lease terms, which is expected to be recovered through re-payment, re-financing or sale. Contingent rent income of £5m (2016: £4m, 2015: £4m) was earned during the year, which was classified in ‘Interest and similar income’.

Finance lease receivable balances are secured over the asset leased. The Santander UK group is not permitted to sell or repledge the asset in the absence of default by the lessee. The Directors consider that the carrying amount of the finance lease receivables approximates to their fair value.

Included within loans and advances to customers are advances assigned to bankruptcy remote structured entities and Abbey Covered Bonds LLP. These loans provide security to issues of covered bonds and asset or mortgage-backed securities made by the Santander UK group. See Note 16 for further details.